SECOND AMENDMENT TO
                            REVOLVING NOTE AGREEMENT

      This First Amendment to the Revolving Note Agreement ("the AMENDMENT") is entered into as of June 20, 2006, by and among Marine Growth Ventures Inc., Marine Growth Charter, Inc., Marine Growth Finance, Inc., Marine Growth Freight, Inc., Marine Growth Real Estate, Inc., and Gulf Casino Cruises, Inc., Delaware corporations (collectively the "Borrower"), and Frank P. Crivello (the "Lender").

      WHEREAS, the Borrower and the Lender are parties to a Revolving Note Agreement dated as of January 5, 2006 (the "NOTE AGREEMENT") pursuant to which, among other things, the Borrower promised to pay the Lender the principal sum of up to Fifty Thousand Dollars ($50,000.00), or so much thereof as shall have been advanced by the Lender to the Borrower plus interest thereon at an annual rate equal to ten percent (10%) on the Maturity date of such Note being June 30, 2006.

      WHEREAS, the Note Agreement was amended on March 31, 2006, permitting the Borrower to acquire an additional Fifty Thousand Dollars ($50,000.00) in funds from the Lender.

      WHEREAS, the parties desire to make a certain amendment to the First Amendment to the Revolving Note Agreement to permit the Borrower to acquire an additional Fifty Thousand Dollars ($50,000.00) in funds from the Lender.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment the parties agree as follows:

      1. Paragraph One of the Note Agreement is hereby amended and restated to provide as follows:

            FOR VALUE RECEIVED, Marine Growth Ventures Inc., Marine Growth Charter, Inc., Marine Growth Finance, Inc., Marine Growth Freight, Inc., Marine Growth Real Estate, Inc., and Gulf Casino Cruises, Inc., Delaware corporations (collectively the "Borrower"), having an office at 3408 Dover Road, Pompano Beach, Florida 33062, hereby promises to pay to the order of Frank P. Crivello (the "Lender"), at the Lender's office located at 3408 Dover Road, Pompano Beach, Florida 33062 or at such other place in the continental United States as the Lender may designate in writing, upon demand, in lawful money of the United States, and in immediately available funds, the principal sum of up to ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000), or so much thereof as shall have been advanced by the Lender to the Borrower as hereinafter set forth and then be outstanding, and to pay interest thereon on the Maturity Date at an annual rate equal to ten percent (10%).

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      2. This Amendment constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. Except as amended hereby, all other terms and conditions of the Note Agreement shall remain in full force and effect.


      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

LENDER



/s/ Frank P. Crivello
Frank P. Crivello


BORROWER


/s/ Paul L. Schwabe                       /s/ Paul L. Schwabe
---------------------------               ------------------------
Paul L. Schwabe, Secretary                Paul L. Schwabe, Secretary
Marine Growth Ventures, Inc.              Marine Growth Charter, Inc.


/s/ Paul L. Schwabe                       /s/ Paul L. Schwabe
---------------------------               -------------------------
Paul L. Schwabe, Secretary                Paul L. Schwabe, Secretary
Marine Growth Finance, Inc.               Marine Growth Freight, Inc.


/s/ Paul L. Schwabe                       /s/ Paul L. Schwabe
---------------------------               ------------------------
Paul L. Schwabe, Secretary                Paul L. Schwabe, Secretary
Marine Growth Real Estate, Inc.           Gulf Casino Cruises, Inc.